UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2009

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

The information set forth below under Item 3.02 regarding the Registration Rights Agreement is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On May 18, 2009, J. C. Penney Company, Inc. (“Company”) made a contribution of 13,388,673 shares of the Company’s common stock of 50¢ par value (“Shares”) to the J. C. Penney Corporation, Inc. Pension Plan Trust (“Plan Trust”) in consideration for a credit against future funding obligations to the Plan Trust of the Company’s wholly owned subsidiary, J. C. Penney Corporation, Inc. The Shares were valued for purposes of the contribution at $25.3946 per share, or $340 million in the aggregate. The Shares were contributed to the Plan Trust in a private placement transaction made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. A copy of the Contribution Agreement related to the private placement of the Shares is furnished herewith as Exhibit 99.1.

On May 18, 2009, the Company also entered into a Registration Rights Agreement (“Registration Rights Agreement”) with Evercore Trust Company, N.A., in its capacity as the investment manager of the Shares. The Registration Rights Agreement provides, among other things, that the Company will prepare and file with the Securities and Exchange Commission (“SEC”) a shelf registration statement on Form S-3 covering the resale of the Shares by the Plan Trust. The Company must use its reasonable commercial efforts to cause such registration statement to remain continuously effective until the earlier of (a) the date on which all Shares are sold, and (b) the date which is 90 days after the date on which the number of Shares held by the Plan Trust is less than one percent of the Company’s outstanding common stock. The Company registered the resale of the Shares by the Plan Trust with the SEC on May 19, 2009.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

           (e) On May 15, 2009, the Company’s stockholders approved the J. C. Penney Company, Inc. 2009 Long-Term Incentive Plan (“2009 Plan”), which was submitted to stockholders for approval at the Company’s 2009 Annual Meeting of Stockholders. The 2009 Plan replaces the J. C. Penney Company, Inc. 2005 Equity Compensation Plan.

The 2009 Plan will be administered by, or under the direction of, a committee of the Board of Directors (“Committee”) constituted in such a manner as to comply at all times with Rule 16b-3 or any successor rule promulgated by the SEC under the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”).

The 2009 Plan allows for grants of (i) stock options, stock appreciation rights and stock awards (collectively, “Equity Awards”) and cash incentive awards (together, “Awards”) to associate participants selected by the Committee or its delegate and (ii) Equity Awards to non-associate Director participants. Under the 2009 Plan, Awards to associate participants are subject to such conditions as continued employment, qualifying termination, passage of time and/or satisfaction of performance criteria as specified in the 2009 Plan or set by the Committee. The amounts of Awards granted will vary. The terms of each Equity Award will be set forth in a grant notice provided by the Company to the recipient of the Equity Award.

The maximum number of shares of the Company’s common stock that may be issued or delivered pursuant to Equity Awards granted under the 2009 Plan is 13,100,000. In no event may more than: (i) 5,900,000 shares of common stock be issued as stock awards over the term of the 2009 Plan; (ii) 5,000,000 shares of common stock be issued pursuant to incentive stock options within the meaning of Section 422 of the Code over the term of the 2009 Plan; or (iii) 3,000,000 shares of common stock be granted as Equity Awards, singly or in combination, to any participant in any two consecutive fiscal years. Cash incentive awards to any individual associate participant may not exceed the product of $2,000,000 and the number of years in the performance cycle.

The 2009 Plan was approved by the Company’s Board of Directors on March 26, 2009, subject to the approval of the Company’s stockholders. It became effective on May 15, 2009 and will expire (unless earlier terminated by the Board of Directors) on May 31, 2012.

The foregoing description of the 2009 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2009 Plan. A copy of the 2009 Plan was filed as Annex A to the Company’s 2009 Notice of Annual Meeting of Stockholders and Proxy Statement filed on Schedule 14A with the SEC on March 31, 2009 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 10.1
Registration Rights Agreement dated May 18, 2009, by and between
J. C. Penney Company, Inc. and Evercore Trust Company, N.A., as investment manager of a segregated account in the J. C. Penney Corporation, Inc. Pension Plan Trust.

Exhibit 10.2
J. C. Penney Company, Inc. 2009 Long-Term Incentive Plan (incorporated by reference to Annex A to the Company's 2009 Notice of Annual Meeting of Stockholders and Proxy Statement filed on Schedule 14A, SEC File No. 001-15274).

Exhibit 99.1
Contribution Agreement dated May 18, 2009, by and between
J. C. Penney Company, Inc. and Evercore Trust Company, N.A., as investment manager of a segregated account in the J. C. Penney Corporation, Inc. Pension Plan Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Janet L. Dhillon
Janet L. Dhillon
Executive Vice President,
General Counsel and Secretary

Date:  May 21, 2009

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1
Registration Rights Agreement dated May 18, 2009, by and between
J. C. Penney Company, Inc. and Evercore Trust Company, N.A., as investment manager of a segregated account in the J. C. Penney Corporation, Inc. Pension Plan Trust.

Exhibit 10.2
J. C. Penney Company, Inc. 2009 Long-Term Incentive Plan (incorporated by reference to Annex A to the Company's 2009 Notice of Annual Meeting of Stockholders and Proxy Statement filed on Schedule 14A, SEC File No. 001-15274).

Exhibit 99.1
Contribution Agreement dated May 18, 2009, by and between
J. C. Penney Company, Inc. and Evercore Trust Company, N.A., as investment manager of a segregated account in the J. C. Penney Corporation, Inc. Pension Plan Trust.